UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 25, 2008


                          SUN-TIMES MEDIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      1-14164                 95-3518892
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)


                              350 NORTH ORLEANS, 10-S
                                 CHICAGO, ILLINOIS                 60654
                     (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (312) 321-2299

                                 NOT APPLICABLE
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

              On March 25, 2008, the Board of Directors of Sun-Times Media Group, Inc. (the "Company") approved Amendment No. 3 ("Amendment No. 3") to the Company's Rights Agreement, dated as of January 25, 2004, as amended by Amendment No. 1, dated May 10, 2005, and Amendment No. 2, dated July 23, 2007 (as amended, the "Rights Agreement"), by and between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as Rights Agent (the "Rights Agent").

              Amendment No. 3 amends the definition of "Acquiring Person" and "Exempt Stockholder" so that Exempt Stockholders will not fail to qualify as such as a result of certain transactions contemplated by that certain CCAA Plan Term Sheet, dated as of March 25, 2008, among Hollinger Inc, Sugra LTD, 4322525 Canada Inc. and the Company.

              A copy of Amendment No. 3 has been filed as Exhibit 4.1 and is incorporated by reference herein. The foregoing description of the Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

              Reference is made to the disclosure under "Item 1.01 - Entry into a Material Definitive Agreement" above, which is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

              (d)  Exhibits

         EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT
         --------------     ----------------------

         4.1 Amendment No. 3 to Rights Agreement, dated as of March 25, 2008, between the Company and the Rights Agent.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SUN-TIMES MEDIA GROUP, INC.
                                        (Registrant)



Date:   March 27, 2008              By:   /s/    James D. McDonough
                                        ---------------------------------------
                                        Name:   James D. McDonough
                                        Title:  Vice President, General Counsel
                                                and Secretary

         EXHIBIT NUMBER     DESCRIPTION OF EXHIBIT
         --------------     ----------------------

         4.1 Amendment No. 3 to Rights Agreement, dated as of March 25, 2008, between the Company and the Rights Agent.